Supplement Dated July 10, 2014
To the Product Statement of Additional Information for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account G

VUL III

Lincoln Life Flexible Premium Variable Life Account K

Multi-Fund® Variable Life

Lincoln Life Flexible Premium Variable Life Account M

Lincoln VULCV-IV
Lincoln VULDB-IV
Lincoln VULONE
Lincoln AssetEdge/Exec® VUL
Lincoln InReach VULONE 2014
Lincoln VULONE 2007
Lincoln VULONE 2012
Lincoln VULONE 2005
Lincoln VULONE 2014

Lincoln Life Flexible Premium Variable Life Account R

Lincoln PreservationEdge® SVUL
Lincoln SVUL-IV
Lincoln SVULONE 2007
Lincoln SVULONE 2013

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Commitment® VUL
Lincoln Corporate Variable 5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln AssetEdge/Exec® VUL
Lincoln VULONE 2010

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Lincoln PreservationEdge® SVUL
Lincoln SVUL-IV
Lincoln SVULONE 2007

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Corporate Commitment® VUL
Lincoln Corporate Variable 5

This supplement outlines certain changes to your variable universal life insurance product statement of additional information (SAI).  It is for informational purposes only; no action is required on your part.  Keep this supplement with your SAI for future reference.

Changes to “General Information” section of the SAI:

The following replaces “Unclaimed Property” paragraph:

During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.